[Translation]

March 29, 2016

To whom it may concern,

Company Name:	Acucela Inc.
Title and Name of Representative:	Ryo Kubota, Chairman,
President and Chief Executive Officer
(TSE Mothers: Code 4589)
Contact:	Tomomi Sukagawa,
Director, Japan Office, Acucela Inc.
(TEL: 03-5789-5872 (main))
Address and Name of Agent:	Hajime Tanahashi,
Mori Hamada & Matsumoto
(TEL: 03-5223-7733)

Announcement on Proposed Conversion of Japanese Subsidiary into the Holding Company of Acucela Inc.
through Triangular Merger, Application for Listing of Shares as a Domestic Company, and
Partial Amendment to the Bylaws of Acucela Inc.

Acucela Inc. (located in Seattle, Washington, U.S.A.; the “Company”), a clinical stage ophthalmology company that specializes in identifying and developing novel therapeutics to treat and slow the progression of sight-threatening ophthalmic diseases, has unanimously resolved at its board of directors meeting held on March 28, 2016 (Pacific Daylight Time) to (i) convert Acucela Japan Kabushiki Kaisha (the “Japan Holding Company”), which was established as a Japanese subsidiary of the Company in December 2015, into a holding company that controls Acucela North America Inc. (the “U.S. Subsidiary”), which will succeed to the business of the Company, in order to relocate the head office functions of the Company to Japan, by conducting a triangular merger (the “Triangular Merger”) whereby one share of common stock of the Japan Holding Company will be distributed in exchange for each share of common stock of the Company, and (ii) apply for listing of shares of common stock of the Japan Holding Company on the Tokyo Stock Exchange (the “TSE”).

The Triangular Merger will become effective on the conditions that it is approved by a majority of the outstanding shares of the Company’s common stock entitled to vote on the Triangular Merger at the Company’s annual meeting of shareholders, that the shares of common stock of the Japan Holding Company are approved for listing on the TSE, and that the other conditions provided in the merger agreement to be executed in order to complete the Triangular Merger (the “Merger Agreement”) are satisfied.

In addition, in order to obtain the requisite shareholder approval for the Triangular Merger at the 2016 annual meeting of shareholders, the Company’s board of directors resolved at its meeting held on March 28, 2016 (Pacific Daylight Time) to amend the Bylaws of the Company by deleting the provision requiring that the annual meeting of the shareholders be held on a date not more than 180 days after the end of the Company’s fiscal year.

I.	Proposed Conversion of Japanese Subsidiary into the Holding Company of Acucela Inc. through Triangular Merger and Application for Listing of Shares as a Domestic Company

1.	Background and Reasons for Conversion of Japanese Subsidiary into the Holding Company of Acucela Inc.

Acucela was founded in Seattle, Washington in 2002, by Ryo Kubota, PhD, MD, an ophthalmologist, to develop therapies to treat sight-threatening diseases. In February 2014, the Company listed on the Mothers market of the TSE.

Acucela’s emixustat hydrochloride (“Emixustat”) is currently in development for age-related macular degeneration (“AMD”)* and the Company is focused on developing oral products based on its proprietary visual cycle modulation (“VCM”) compounds to address a variety of retinal diseases, including AMD, diabetic retinopathy, Stargardt’s disease and potentially diabetic macular edema. The Company’s business strategy is to develop an innovative portfolio of ophthalmology products by (i) working with its collaborator, Otsuka Pharmaceutical Co., Ltd., on the development of Emixustat, (ii) leveraging its experience in VCM to pursue other potential applications for Emixustat and (iii) expanding its product pipeline through internal research, acquisitions and additional partnering and in-licensing opportunities. Following completion of the Triangular Merger, the Company intends to pursue additional business development opportunities and execute on its strategy to become a company offering multiple solutions to sight-threatening diseases.

The Company believes that the primary potential benefits of the Triangular Merger include:

•
increased availability, quantity and prominence of information about the Company for Japanese investors, which can be made available in the Kaisha Shikiho and Nikkei Kaisha Joho, two publications frequently used by Japanese investors to find information on listed companies in Japan. This increased access to information may enhance the understanding of our business and provide more effective communication to our Japanese investors;

•	as a Japanese entity, the Japan Holding Company will be eligible for future consideration to be included in the Mothers Index of the TSE;

•
institutional investors with a focus on TSE-listed companies, who by mandate or other internal fund restrictions have not been able to invest in non-Japanese domiciled equities, will have the opportunity to invest; and

•	increased analyst research coverage, if investor demand for listed securities of the Japan Holding Company increases following the Triangular Merger.

Another potential benefit of the Triangular Merger is to provide the Company the opportunity to increase its visibility and business presence in Japan. A Japanese entity will potentially allow for opportunities in Japan such as conducting internal research and establishing partnerships for R&D and drug development through collaborations with Japanese pharmaceutical companies and academic institutions.

If the potential benefits are realized following the Triangular Merger, the Company believes that demand for listed securities of the Japan Holding Company may increase, thereby providing greater liquidity for its shareholders and enhanced shareholder value.

Following completion of the Triangular Merger, the common shares of the Company are expected to be delisted and the common shares of the Japanese Holding Company are expected to be listed for trading on the Mothers market of the TSE.

“Since day one of founding Acucela almost 14 years ago, Acucela has been committed to drug development, and we are now in the process of Acucela’s next stage of growth towards medical technologies to treat sight-threatening diseases,” stated Ryo Kubota, MD, PhD, chairman, president and CEO, Acucela Inc. “We will utilize the opportunities provided by the Triangular Merger to transfer our headquarters to Japan, and I, along with our team, are committed to expanding our business and to develop and deliver the very best therapies for sight-threatening eye diseases in Japan and the rest of the world.”

* Emixustat hydrochloride, is in development for the potential treatment of geographic atrophy (“GA”) associated with the dry form of AMD. The long-term clinical safety and efficacy of Emixustat is being evaluated in an ongoing Phase 2b/3 study. Top-line 24-month clinical trial results are expected by June 2016.

2.    Outline of Conversion of Japanese Subsidiary into the Holding Company of Acucela Inc.

(1)    Anticipated schedule for conversion of the Japanese subsidiary into the holding company

Resolution of the board of directors to pursue the Triangular Merger	March 28, 2016 (Monday) (Pacific Daylight Time)
Anticipated execution of the Merger Agreement	June 2016 (Pacific Daylight Time) (scheduled)
Anticipated date for the annual meeting of shareholders	August 2016 (scheduled)
Anticipated date of delisting (the Company)	Mid-September 2016 (scheduled)
Anticipated effective date of the Triangular Merger	Mid-September 2016 (scheduled)
Anticipated date of listing of the Japan Holding Company	Mid-September 2016 (scheduled)

* The above schedule may be changed depending on many factors, including the timing of effectiveness of the registration statement to be filed by the Japan Holding Company in the U.S. on Form S-4 (the “Registration Statement”) under the Securities Act of 1933, the status of examination by the TSE, and the preparation for practical matters necessary to be addressed prior to the distribution of shares of the Japan Holding Company. The anticipated dates noted above will be announced when determined.

(2)	Anticipated method of converting the Japanese subsidiary into the holding company

(A)	The U.S. Subsidiary, incorporated under the laws of the state of Washington, United States on March 24, 2016 (Pacific Daylight Time), is a wholly-owned subsidiary of the Japan Holding Company.

(B)
The Company, Japan Holding Company and U.S. Subsidiary will enter into the Merger Agreement in order to complete the Triangular Merger. Pursuant to the terms of the Merger Agreement, at the effective time, the Company will merge into U.S. Subsidiary, with U.S. Subsidiary surviving the Triangular Merger as a wholly-owned subsidiary of Japan Holding Company. As consideration for the Triangular Merger, one share of common stock of the Japan Holding Company will be distributed to the shareholders of the Company in exchange for each share of common stock of the Company.

For the details of the method of converting the Japanese subsidiary into the holding company, please see the attachment to this announcement.

The Triangular Merger will become effective on the conditions that it is approved by a majority of the outstanding shares of the Company’s common stock entitled to vote on the Triangular Merger at the Company’s annual meeting of shareholders, that the shares of common stock of the Japan Holding Company are approved for listing on the TSE, and that the other conditions provided in the Merger Agreement are satisfied. If these and other applicable conditions are satisfied, when the Triangular Merger becomes effective, the shareholders of the Company will acquire shares of the Japan Holding Company to be listed on the TSE.

(Taxation of Japanese holders in relation to the Triangular Merger - for information purposes only)

Based on the current assumptions, the Triangular Merger should be treated as a qualified merger within the meaning of Item 12-8 of Section 2 of the Japanese Corporation Tax Act. Assuming this treatment is respected, Japanese holders of the Company will not recognize any capital gains/losses or deemed dividend, for Japanese tax purposes, upon the receipt of shares of common stock of the Japan Holding Company in exchange for shares of the Company’s common stock in connection with the Triangular Merger. This summary does not discuss all Japanese tax considerations that may be relevant to a particular the Company’s or the Japan Holding Company’s shareholder in light of his or her personal circumstances. Additional information regarding the tax implications of the Triangular Merger will be included in the registration statement that the Japan Holding Company intends to file with the U.S. Securities and Exchange Commission. Any material information will be disclosed in Japanese as necessary.

(3)	Details of allotment in the Triangular Merger

(A)	Allotment ratio in the Triangular Merger

	Acucela Japan Kabushiki Kaisha (English name: Acucela Japan KK) (Wholly-owning parent company)	Acucela Inc. (Wholly-owned subsidiary)
Allotment ratio*	1	1
* Upon the Triangular Merger, one share of common stock of the Japan Holding Company will be distributed to the shareholders of the Company in exchange for each share of common stock of the Company.

(i)	Estimated number of new shares to be distributed through the Triangular Merger

Anticipated to be 37,644,582 shares

The above number of shares is calculated based on the total number of outstanding shares (37,644,582 shares) of the Company as of March 3, 2016.

However, the number of shares to be actually distributed may be changed due to future exercise of stock options, vesting of the restricted stock units or otherwise.

(ii)	Number of shares constituting one share unit

The Japan Holding Company will use the share unit system, and the number of shares constituting one share unit will be 100 shares.

(iii)	Basis for calculation of allotment ratio

Given that the shareholder composition of the Japan Holding Company immediately after the Triangular Merger is intended to be identical with that of the Company immediately prior to the Triangular Merger, the Company determines to maintain the previous investment units, and allocate one share of common stock of the Japan Holding Company for each share of common stock of the Company held by its shareholders.

(iv)	Results of calculation by a third-party appraiser, and method and basis thereof

For the reasons described in (iii) above, the Company has not engaged any third-party appraiser for the calculation of the allotment ratio.

(B)	Overview of issuer (Japan Holding Company) of shares as consideration for the Triangular Merger (as of December 31, 2015)

(1) Trade Name	Acucela Japan Kabushiki Kaisha (English name: Acucela Japan KK)
(2) Address	Shibuya-ku, Tokyo
(3) Name and Title of Representative	Ryo Kubota, Representative Director, Chairman, President and Chief Executive Officer
(4) Nature of Principal Business	Research, development, export and import, and manufacturing, commissioned manufacturing and sales of medical products
(5) Capital Amount	500,000 yen
(6) Date of Establishment	December 11, 2015
(7) Total Number of Shares Issued	10 shares
(8) End of Fiscal Period	December 31
(9) Major Shareholders and Shareholding Ratio	Company: 100%
(10) Net Assets	(607,087) yen
(11) Gross Assets	500,000 yen
* Prior to the effective date of the Triangular Merger, the Japan Holding Company will issue new shares to the Company to increase its capital and the total number of outstanding shares of the Japan Holding Company’s common stock. In addition, on the effective date of the Triangular Merger, the Japan Holding Company will effect a stock split at such ratio as to cause the total number of outstanding shares of the Japan Holding Company’s common stock to be equal to the total number of outstanding shares of the Company’s common stock as of the same effective date.

(C)	Matters relating to the method of liquidation of consideration

(i)	Market on which the consideration is traded

TSE Mothers market (planned)

(ii)	Person(s) providing brokerage services for transactions

Financial instruments business operators (i.e., securities firms) throughout Japan will provide brokerage services for shares of common stock of the Japan Holding Company after the completion of the listing on the TSE.

(iii)	Restriction(s) on assignment or other disposal to which the consideration is subject

Not applicable.

(iv)	Third-party permit(s), etc., necessary for transfer or exercise of consideration

Not applicable.

(v)	Matters relating to the market value of consideration

Currently not applicable; however, the shares of common stock of the Japan Holding Company will be listed on the TSE.

(vi)	Matters relating to the method by which the consideration may be repurchased as treasury shares, redeemed or liquidated through other similar procedures, if applicable

Not applicable.

(4)	Handling of stock options, restricted stock units and restricted stock in the Triangular Merger

It is contemplated at the effective time of the Triangular Merger, the outstanding stock options of the Company will be cancelled, and in exchange therefor, stock acquisition rights of the Japan Holding Company will be issued to the holders of the Company’s stock options. Such stock acquisition rights will have material terms that are substantially similar to the applicable stock options. It is also contemplated at the effective time of the Triangular Merger, the outstanding restricted stock units of the Company will be cancelled, and in exchange therefor, stock acquisition rights of the Japan Holding Company will be issued to the holders of the restricted stock units. Such stock acquisition rights will have an exercise price of one (1) yen per share and will have material terms that are substantially similar to the applicable restricted stock units. In addition, at the effective time of the Triangular Merger, similar to the other outstanding shares of the Company’s common stock, the outstanding shares of restricted stock of the Company will be cancelled, and in exchange therefor, shares of the Japan Holding Company will be distributed to the holders of the restricted stock. It is contemplated that the holders of the restricted stock will be subject to restrictions with respect to the shares of the Japan Holding Company common stock that are substantially similar in all material respects to the applicable restricted stock of the Company.

The Company has not issued any bonds with stock acquisition rights.

(5)	Handling of the listing of the Japan Holding Company

The Japan Holding Company plans to apply for a new listing (technical listing) of shares of its common stock on the Mothers market of the TSE as a domestic company, and the listing is scheduled to occur in mid-September 2016. In addition, the Company will be merged into the U.S. Subsidiary as the dissolving company in the Triangular Merger, and therefore is expected to be delisted from the Mothers market of the TSE in mid-September 2016 prior to the listing of the Japan Holding Company.

The dates of the listing of the Japan Holding Company and the delisting of the Company may be changed depending on when the Registration Statement becomes effective, the status of examination by the TSE, and the preparation for practical matters necessary to be addressed prior to the distribution of shares of the Japan Holding Company.

3.	Overview of Companies that are Parties to the Triangular Merger

(1)	Company (as of December 31, 2015)

	(1) Company Name	Acucela Inc.
	(2) Address	Seattle, Washington, U.S.A.
	(3) Name and Title of Representative	Ryo Kubota, Chairman, President and Chief Executive Officer
	(4) Principal Business
A clinical stage ophthalmology company that specializes in identifying and developing novel therapeutics to treat and slow the progression of sight-threatening ophthalmic diseases affecting millions of people worldwide.

	(5) Capital Amount (thousand U.S. dollars)	166,434
	(6) Date of Establishment	April 2002
	(7) Total Number of Shares Issued	37,644,582 (as of March 3, 2016)
	(8) Fiscal Year End	December 31
	(9) Number of Employees	49
	(10) Main Banks	Not applicable
	(11) Major Shareholders and Shareholding Ratio (as of December 31, 2015)
Ryo Kubota, M.D., Ph.D.
SBI Capital (1)
Otsuka Pharmaceutical Co., Ltd.
SBI Biolife Science Investment LPS (1)
BIOVISION Life Science Fund No. 1 (1)
SBI Incubation Co., Ltd. (1)
Otsuka Pharmaceutical Factory, Inc.
Goldman Sachs & Co.
			28.1% 5.6% 5.2% 5.1% 4.9% 4.3% 4.1% 3.6%
Operating Results and Financial Condition for the Immediately Preceding Three Years (In thousands of U.S. dollars, except per share data)
	December 31, 2013	December 31, 2014(2)	December 31, 2015
Shareholders’ equity	31,124	184,363	166,434
Total assets	54,048	196,966	175,950
Shareholders’ equity per share (In U.S. dollars)	2.60	5.61	4.63
Net sales	52,947	35,396	24,067
Operating income (loss)	6,994	(188)	(26,556)
Income (loss) before tax	7,182	353	(25,459)
Net income (loss) attributable to common shareholders	1,161	(2,006)	(25,509)
Net income (loss) per share attributable to common shareholders (In U.S. dollars)	0.10	(0.06)	(0.71)
Dividend per share (In U.S. dollars)	0.00	0.00	0.00

Note 1:	The aggregate ownership ratio of SBI Holdings, Inc. and its affiliated companies is 21.2% if all shares owned or controlled by affiliated persons or companies are included.

Note 2:	The Company was listed on the Mothers market of the TSE.

(2)	U.S. Subsidiary (as of March 29, 2016)

(1) Company Name	Acucela North America Inc.
(2) Address	Seattle, Washington, U.S.A.
(3) Name and Title of Representative	Ryo Kubota, Chairman, President and Chief Executive Officer
(4) Principal Business
A clinical stage ophthalmology company that specializes in identifying and developing novel therapeutics to treat and slow the progression of sight-threatening ophthalmic diseases affecting millions of people worldwide.

(5) Capital Amount	$1.00
(6) Date of Establishment	March 24, 2016 (Pacific Daylight Time)
(7) Total Number of Shares Issued	1,000
(8) Fiscal Year End	December 31
(9) Number of Employees	2
(10) Main Banks	Not applicable
(11) Major Shareholders and Shareholding Ratio	Acucela Japan Kabushiki Kaisha	100%
(12) Operating Results and Financial Condition for the Immediately Preceding Three Years	US Subsidiary was established on March 24, 2016 (Pacific Daylight Time) and therefore no business year has been completed.

4.	Status of the Japan Holding Company Following the Triangular Merger (Planned)

(1) Company Name	Acucela Japan Kabushiki Kaisha (English name: Acucela Japan KK)
(2) Address	Shibuya-ku, Tokyo
(3) Name and Title of Representative	Ryo Kubota, Representative Director, Chairman, President and Chief Executive Officer
(4) Persons to Assume the Office of Directors	Ryo Kubota, Representative Director, Chairman, President and Chief Executive Officer Shintaro Asako, Director Shiro Mita, Director Eisaku Nakamura, Director Robert Takeuchi, Director
(5) Principal Business	Management and administration of subsidiaries, and operations incidental or related thereto
(6) Capital Amount	To be determined
(7) Fiscal Year End	December 31
(8) Net Assets	To be determined
(9) Total Assets	To be determined

5.    Description of Accounting Related to the Triangular Merger

Because the Triangular Merger constitutes a “business combination under common control” for accounting purposes, there will be no effect on profit and loss. The Japan Holding Company will disclose its financial information under U.S. generally accepted accounting principles.

6.    Outlook

In the Triangular Merger, the Company will be merged into the U.S. Subsidiary, with U.S. Subsidiary surviving as a wholly-owned subsidiary of the Japan Holding Company. As a result, the performance of U.S. Subsidiary (as the Company’s successor) will be reflected in the consolidated results of operations of the Japan Holding Company as the wholly-owning parent company. Excluding the impact of various transaction costs incurred by the Company and Japan Holding Company in connection with the Triangular Merger, the conversion of the Japanese subsidiary into the holding company and relocation of the head office functions are not anticipated to have a material impact on the results of operations for the fiscal year ending December 31, 2016.

II.	Partial Amendment to the Bylaws of Acucela Inc.

1.    Reasons for the Amendment to the Bylaws

In order to obtain the requisite shareholder approval for the Triangular Merger at the 2016 annual meeting of shareholders, the Company’s board of directors resolved at its meeting held on March 28, 2016 (Pacific Daylight Time) to amend the Bylaws of the Company by deleting the provision requiring that the annual meeting of the shareholders be held on a date not more than 180 days after the end of the Company’s fiscal year.

2.    Content of the Amendment to the Bylaws

(Language to be amended is underlined)

Before Amendment	As Amended
2.1 Annual Meeting

The annual meeting of the shareholders to elect Directors and transact such other business as may properly come before the meeting shall be held on a date not more than 180 days after the end of the corporation's fiscal year, such date and time to be determined by the Board.

2.1 Annual Meeting

The annual meeting of the shareholders to elect Directors and transact such other business as may properly come before the meeting shall be held on a date and time to be determined by the Board.

3.    Schedule for the Amendment to the Bylaws

Resolution of the Company’s board of directors to amend the Bylaws: March 28, 2016 (Pacific Daylight Time)
Effective date of the amendment to the Bylaws: March 28, 2016 (Pacific Daylight Time)

* Under the laws of the state of Washington, United States, the Company’s board of directors may amend the Bylaws of the Company without shareholder approval.
End.
About Acucela Inc.
Acucela Inc. (http://www.acucela.com/ or http://www.acucela.jp) is a clinical-stage ophthalmology company that specializes in identifying and developing novel therapeutics to treat and slow the progression of sight-threatening ophthalmic diseases affecting millions of people worldwide. Acucela’s lead investigational drug candidate, emixustat hydrochloride, is currently in clinical development in collaboration with Otsuka Pharmaceutical Co., Ltd. for geographic atrophy associated with dry age-related macular degeneration based on Acucela’s proprietary visual cycle modulation technology.

Cautionary Statements
Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Any statements contained in this press release that are not statements of historical fact may be deemed to be forward-looking statements. These forward-looking statements include statements regarding the ability of the Company to consummate the Triangular Merger; the ability of the Japan Holding Company to obtain approval for listing on the Mothers market of the Tokyo Stock Exchange; the ability to realize the expected benefits of the Triangular Merger; the expected costs relating to the Triangular Merger, which could be greater than expected; the ability of the Company and the Japan Holding Company to meet the conditions to closing of the Triangular Merger; interpretations of tax law, tax treaties or tax regulations or enforcements thereof; expectations regarding corporate development activities and the ultimate success of the enterprise; the Company’s development plans and ability to successfully commercialize its product candidates; the timing of and results from the Company’s and its collaborators’ ongoing clinical trials and pre-clinical development activities; the potential efficacy, future development plans and commercial potential of the Company’s and its collaborators’ product candidates and the progress and potential of ongoing development programs. These statements are based on current assumptions that involve risks, uncertainties and other factors that could cause the actual results, events or developments to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties, many of which are beyond our control, include, but are not limited to: the Company may be unable to obtain the shareholder approval required for the Triangular Merger; the Company may abandon the Triangular Merger; conditions to the closing of the Triangular Merger may not be satisfied; problems may arise in connection with the relocation of the Company’s headquarters to Japan, which may result in less effective or efficient operations; the Triangular Merger may involve unexpected costs, unexpected liabilities or unexpected delays; the Company’s business may suffer as a result of uncertainty surrounding the Triangular Merger; the Company may not realize the anticipated benefits of the Triangular Merger; the Triangular Merger may negatively impact the Company's relationships, including with employees, suppliers, collaborators, competitors and investors; the Triangular Merger may result in negative publicity affecting the Company’s business and the price of the Company’s common stock; the Triangular Merger may have tax consequences for holders of the Company’s common stock; the Company may be adversely affected by other economic, business, and/or competitive factors; the Company’s investigational product candidates may not demonstrate the expected safety and efficacy; the Company’s pre-clinical development efforts may not yield additional product candidates; any of the Company’s or its collaborators' product candidates may fail in development, may not receive required regulatory approvals, or may be delayed to a point where they are not commercially viable; the success of the Company’s investigational product candidate, emixustat hydrochloride, depends heavily on the willingness of its collaboration partner to continue to co-develop the investigational product candidate; the Company’s clinical trials could be delayed; new developments in the intensely competitive ophthalmic pharmaceutical market may require changes in the Company’s clinical trial plans or limit the potential benefits of its investigational product candidates; the impact of expanded product development and clinical activities on operating expenses; adverse conditions in the general domestic and global economic markets; as well as the other risks identified in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof and the Company assumes no obligation to update these forward-looking statements, and readers are cautioned not to place undue reliance on such forward-looking statements. For a detailed discussion of the foregoing risks and other risk factors, please refer to the Company’s filings with the Securities and Exchange Commission, which are available on the Company’s investor relations Web site (http://ir.acucela.com/) and on the SEC’s Web site (http://www.sec.gov).

Additional Information and Where to Find it
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Triangular Merger will be submitted to the shareholders of Acucela Inc. for their consideration. The Japan Holding Company intends to file a Registration Statement on Form S-4 (the “Form S-4”) with the SEC that will include a preliminary prospectus of the Japan Holding Company and a preliminary proxy statement of Acucela Inc., and each of the Japan Holding Company and Acucela Inc. also plan to file other relevant documents with the SEC regarding the Triangular Merger. A definitive proxy statement/prospectus will be mailed to the shareholders of Acucela Inc. once the Form S-4 has been declared effective by the SEC. INVESTORS AND SECURITY HOLDERS OF ACUCELA INC. ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) CAREFULLY AS WELL AS ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE JAPAN HOLDING COMPANY, ACUCELA INC. AND THE TRIANGULAR MERGER. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when available) filed and to be filed with the SEC from the SEC's web site at www.sec.gov or at the Company’s web site at ir.acucela.com. Investors and security holders may also read and copy any reports, statements and other information filed by Acucela Inc. or the Japan Holding Company, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Investors and security holders may also obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, Acucela Inc., 1301 Second Avenue, Suite 4200, Seattle, WA 98101, telephone (206) 805-8300.

Participants in the Merger Solicitation
Acucela Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Triangular Merger. Information about these persons is set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC on March 11, 2016, and will be included in the Form S-4 and in any documents subsequently filed by its directors and officers under the Securities Exchange Act of 1934, as amended. These documents can be obtained free of charge from the sources indicated above. Investors and security holders may obtain additional information regarding the interests of such persons, which may be different from those of the Company’s shareholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the Triangular Merger to be filed with the SEC when they become available.

“Acucela” and the Acucela logo are registered trademarks or trademarks of Acucela Inc. in various jurisdictions.

Attachment
Proposed Scheme of Conversion of Japanese Subsidiary into the Holding Company